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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 333-37117 and 333-43234 on Form S-3 and Registration Statement No. 333-43236 on Form S-4 of Science Applications International Corporation of our report dated March 25, 2001, appearing in this Annual Report on Form 11-K of Telcordia Technologies Savings Plan for Salaried Employees for the year ended December 31, 2000.

/S/ DELOITTE & TOUCHE LLP

San Diego, California
June 1, 2001

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT